UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

POST PROPERTIES, INC.

POST APARTMENT HOMES, L.P.

(Exact name of Registrant as Specified in Its Charter)

Georgia (Post Properties, Inc.) Georgia (Post Apartment Homes, L.P.)	1-12080 (Post Properties, Inc.) 0-28226 (Post Apartment Homes, L.P.)	58-1550675 (Post Properties, Inc.) 58-2053632 (Post Apartment Homes, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4401 Northside Parkway, Suite 800, Atlanta, Georgia		30327
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On October 31, 2016, Post Properties, Inc. and Post Apartment Homes, L.P. (collectively referred to as the “Registrants”), issued an Earnings Release and Supplemental Financial Data announcing their financial results for the quarterly period ended September 30, 2016. The Earnings Release and Supplemental Financial Data contain information about the Registrants’ financial condition and results of operations for the quarterly period ended September 30, 2016. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety. A copy of the Supplemental Financial Data is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Earning Release
99.2	Supplemental Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 31, 2016	POST PROPERTIES, INC.

	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer
POST APARTMENT HOMES, L.P.

	By:	POST GP HOLDINGS, INC.,
As General Partner

	By:	/s/ David P. Stockert
David P. Stockert
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Earnings Release
99.2	Supplemental Financial Data